UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 19, 2018
Date of Report (Date of earliest event reported):
KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34460	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
4820 Eastgate Mall, Suite 200
San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 812-7300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 19, 2018, the Company held its annual meeting of stockholders (the “Annual Meeting”). As of the record date for the Annual Meeting, there were 103,513,103 shares of the Company’s common stock outstanding. At the Annual Meeting, the holders of 94,066,247 shares were represented in person or by proxy. Set forth below is a brief description of each matter acted upon by the stockholders of the Company at the Annual Meeting and the final voting results for each such proposal. These proposals are set out in more detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2018.
1. The stockholders considered a proposal to elect each of the individuals named below as directors to serve until the next annual meeting or until their successors are duly elected and qualified. The nominees for election to the Board of Directors were elected, each to serve until the next annual meeting, based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes
Scott Anderson	68,059,707	1,486,498	24,520,042
Bandel Carano	68,225,436	1,320,769	24,520,042
Eric DeMarco	68,831,781	714,424	24,520,042
William Hoglund	67,856,117	1,690,088	24,520,042
Scot Jarvis	67,850,070	1,696,135	24,520,042
Jane Judd	69,154,385	391,820	24,520,042
Samuel Liberatore	68,222,525	1,323,680	24,520,042
Amy Zegart	65,096,780	4,449,425	24,520,042

2. The stockholders considered a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2018. This proposal was approved based upon the following votes:

For	92,516,699
Against	322,393
Abstain	1,227,155

3. The stockholders considered a proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as presented in the Company’s 2018 Proxy Statement. This proposal was approved based upon the following votes:

For	66,287,611
Against	2,029,361
Abstain	1,229,233
Broker Non-Votes	24,520,042

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2018

Kratos Defense & Security Solutions, Inc.

By: /s/ Marie Mendoza
Marie Mendoza
Vice President, General Counsel & Secretary